SUPPLEMENT DATED JUNE 10, 2026 TO THE CURRENT
SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Equally-Weighted S&P 500 Fund
Invesco NASDAQ 100 Index Fund
Invesco S&P 500 Index Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective July 1, 2026, Tony Seisser will no longer serve as a Portfolio Manager of the Funds. All references to Mr. Seisser in the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information will be deemed to be removed at that time.
ACST-AVIF-SUMSTATSAI-SUP 061026